UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(D) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported):
November 5, 2018 (October 30, 2018)

Rite Aid Corporation
(Exact name of registrant as specified in its charter)

Delaware	1-5742	23-1614034
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification Number)

30 Hunter Lane, Camp Hill, Pennsylvania 17011
(Address of principal executive offices, including zip code)

(717) 761-2633
(Registrant’s telephone number, including area code)

N/A
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company    ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.    ☐

Item 5.07.  Submission of Matters to a Vote of Security Holders.

Rite Aid Corporation (“Rite Aid”) held its 2018 Annual Meeting of Stockholders on October 30, 2018.  The following is a summary of the matters voted on at that meeting.

(a)
The stockholders elected Rite Aid’s nominees to the Board of Directors.  The persons elected to Rite Aid’s Board of Directors and the number of shares cast for, the number against, the number abstaining and broker non-votes, with respect to each of these persons, were as follows:

Name	For	Against	Abstain	Broker Non-Votes
Joseph B. Anderson, Jr.	373,524,467	119,006,570	4,778,539	417,926,508
Bruce G. Bodaken	286,293,600	206,156,296	4,859,680	417,926,508
Robert E. Knowling, Jr.	384,750,201	92,455,402	20,103,973	417,926,508
Kevin E. Lofton	381,883,657	110,068,326	5,357,593	417,926,508
Louis P. Miramontes	387,572,449	89,603,519	20,133,608	417,926,508
Arun Nayar	387,504,156	89,804,205	20,001,215	417,926,508
Michael N. Regan	280,397,308	212,084,725	4,827,543	417,926,508
John T. Standley	374,139,206	119,406,325	3,764,045	417,926,508
Marcy Syms	279,762,113	212,949,666	4,597,797	417,926,508

(b)
The stockholders ratified the appointment of Deloitte & Touche LLP as Rite Aid’s independent registered public accounting firm.  The number of shares cast in favor of the ratification of Deloitte & Touche LLP, the number against, the number abstaining and broker non-votes were as follows:

For	Against	Abstain	Broker Non-Votes
759,916,676	140,149,699	15,169,709	0

(c)
The stockholders did not approve, on an advisory basis, the compensation of Rite Aid’s Named Executive Officers as set forth in Rite Aid’s proxy statement for the 2018 Annual Meeting of Stockholders.  The number of shares cast in favor of the compensation of Rite Aid’s Named Executive Officers, the number against, the number abstaining and broker non-votes were as follows:

For	Against	Abstain	Broker Non-Votes
81,863,657	411,212,158	4,233,761	417,926,508

(d)
The stockholders approved a stockholder proposal seeking to adopt a policy that the chairman be an independent director.  The number of shares cast in favor of the stockholder proposal, the number against, the number abstaining and broker non-votes were as follows:

For	Against	Abstain	Broker Non-Votes
285,720,248	204,476,346	7,112,982	417,926,508

(e)
The stockholders approved a stockholder proposal seeking a sustainability report.  The number of shares cast in favor of the stockholder proposal, the number against, the number abstaining and broker non-votes were as follows:

For	Against	Abstain	Broker Non-Votes
386,917,139	96,902,265	13,490,172	417,926,508

(f)
The stockholders approved a stockholder proposal seeking a report on governance measures related to opioids.  The number of shares cast in favor of the stockholder proposal, the number against, the number abstaining and broker non-votes were as follows:

For	Against	Abstain	Broker Non-Votes
281,871,450	177,351,466	38,086,660	417,926,508

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereto duly authorized.

Date: November 5, 2018	By:	/s/ James J. Comitale
	Name:	James J. Comitale
	Title:	Senior Vice President, General Counsel